Exhibit 23.8


                         INDEPENDENT AUDITORS' CONSENT



   We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference, in Amendment No. 1 to the Form S-3 Registration Statement filed by PriCellular Corporation (File No. 333-19353), of our report dated December 16, 1995 relating to the financial statements of Dominion Cellular Inc. for the year ended September 30, 1995.





                                              /s/ Elliot H. Goldberg, CPA, PC


Rockville Centre, NY
January 21, 1997